Exhibit 99.1

NEWS RELEASE

CONTACTS
MEDIA:	INVESTORS:
Sophia Hong	Rick Muscha
Lattice Semiconductor Corporation	Lattice Semiconductor Corporation
503-268-8786	408-826-6000
Sophia.Hong@latticesemi.com	Rick.Muscha@latticesemi.com

LATTICE SEMICONDUCTOR REPORTS Third QUARTER 2021 RESULTS

•	Revenue increases 28% compared to Q3 2020 and 5% compared to Q2 2021
•	Gross Margin Expands to 62.8% / 63.6% for Q3 2021 on a GAAP / Non-GAAP Basis, from 60.5% / 61.5%, respectively, for Q3 2020
•	Net Income Improves to $0.19 / $0.28 Per Diluted Share for Q3 2021 on a GAAP / Non-GAAP Basis, Compared to $0.09 / $0.19, respectively, for Q3 2020

* GAAP represents U.S. Generally Accepted Accounting Principles. Non-GAAP represents GAAP excluding the impact of certain activities which the Company's management excludes in analyzing the Company's operating results and in understanding trends in the Company's earnings. Additional information relating to these measures is included below in “Non-GAAP Financial Measures.” For a reconciliation of GAAP to non-GAAP results, see accompanying tables "Reconciliation of U.S. GAAP to Non-GAAP Financial Measures."

HILLSBORO, OR - November 2, 2021 - Lattice Semiconductor Corporation (NASDAQ: LSCC), the low power programmable leader, announced financial results today for the fiscal third quarter ended October 2, 2021.

Jim Anderson, president and CEO, said, "We drove 28% year-over-year revenue growth, with a year-over-year increase in net income of 112% on a GAAP basis and 49% on a non-GAAP basis. We saw strong revenue growth across all of our end markets, as we continued to expand our leadership product portfolio."

Sherri Luther, CFO, said, "We achieved record operating profit of 20.5% on a GAAP basis and 30.4% on a non-GAAP basis, while driving gross margin expansion of 230 basis points on a GAAP basis and 210 basis points on a non-GAAP basis compared to Q3 2020. Year to date, we generated $116 million in cash flow from operations and repurchased $55 million of the Company's shares."

Selected Third Quarter 2021 Financial Results and Comparisons (in thousands, except per share data)

	GAAP Financial Results (unaudited)
	Q3 2021	Q2 2021	Q3 2020	Q/Q	Y/Y
Revenue	$131,911	$125,905	$103,042	4.8%	28.0%
Gross Margin %	62.8%	61.3%	60.5%	150 bps	230 bps
R&D Expense %	21.8%	21.8%	21.8%	—	—
SG&A Expense %	19.9%	20.3%	23.1%	(40) bps	(320) bps
Operating Expense	$55,810	$53,868	$49,492	3.6%	12.8%
Operating Income	$27,015	$23,316	$12,814	15.9%	110.8%
Net Income	$26,739	$21,838	$12,607	22.4%	112.1%
Net Income per Share - Basic	$0.20	$0.16	$0.09	$0.04	$ 0.11
Net Income per Share - Diluted	$0.19	$0.15	$0.09	$0.04	$ 0.10

	Non-GAAP* Financial Results (unaudited)
	Q3 2021	Q2 2021	Q3 2020	Q/Q	Y/Y
Revenue	$131,911	$125,905	$103,042	4.8%	28.0%
Gross Margin %	63.6%	62.1%	61.5%	150 bps	210 bps
R&D Expense %	18.8%	18.4%	19.0%	40 bps	(20) bps
SG&A Expense %	14.8%	14.6%	16.0%	20 bps	(120) bps
Operating Expense	$43,802	$41,528	$36,008	5.5%	21.6%
Operating Income	$40,079	$36,651	$27,320	9.4%	46.7%
Net Income	$39,620	$35,206	$26,635	12.5%	48.8%
Net Income per Share - Basic	$0.29	$0.26	$0.20	$ 0.03	$ 0.09
Net Income per Share - Diluted	$0.28	$0.25	$0.19	$ 0.03	$ 0.09

Third Quarter 2021 Highlights

•	Revenue Growth: Third consecutive quarter of double-digit growth, with revenue increasing 28% in Q3 2021 compared to Q3 2020 and 5% compared to Q2 2021.
•	Profit Expansion: Gross margin expanded 230 basis points on a GAAP basis and 210 basis points on a non-GAAP basis compared to Q3 2020, with net income increasing 112% on a GAAP basis and 49% on a non-GAAP basis compared to Q3 2020.
•	Lattice Wins 2021 Sustainability Leadership Award: The Business Intelligence Group recognized Lattice for its company-wide commitment to sustainability and organization-wide support to achieve a cleaner, more sustainable world. This is a key focus for Lattice, driven by the Company's leadership in power-efficient products.
•	Award-Winning Lattice mVision™ Solution Stack™: Lattice's mVision stack now supports 4K video data processing and LPDDR4 memory to deliver higher quality image signal processing (ISP) performance. This allows developers to quickly implement popular high-speed communication and display interfaces to accelerate embedded vision performance with class-leading low power consumption for Edge applications.
•	Lattice Certus™-NX for Automotive Applications: Lattice expanded its growing portfolio of automotive products with optimized versions of the Lattice Certus™-NX FPGA family. Built on the Lattice Nexus™ platform, these new Certus-NX devices combine automotive-grade features with class-leading performance and power efficiency.

Business Outlook - Fourth Quarter of 2021:

•	Revenue for the fourth quarter of 2021 is expected to be between $129 million and $139 million.
•	Gross margin percentage for the fourth quarter of 2021 is expected to be 64% plus or minus 1% on a non-GAAP basis.
•	Total operating expenses for the fourth quarter of 2021 are expected to be between $44 million and $46 million on a non-GAAP basis.

Non-GAAP Financial Measures: In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings release makes reference to non-GAAP financial measures. With respect to the outlook for the fourth quarter of 2021, certain items that affect GAAP measurement of financial measures are out of the Company’s control and/or cannot be reasonably predicted. Consequently, the Company is unable to provide a reasonable estimate of GAAP measurement for guidance or a corresponding reconciliation to GAAP for the quarter. Additional information regarding the reasons the Company uses non-GAAP measures, a reconciliation of these measures to the most directly comparable GAAP measures, and other information relating to these measures are included below, following the GAAP financial information.

Investor Conference Call / Webcast Details:

Lattice Semiconductor will review the Company's financial results for the fiscal third quarter 2021, and business outlook on Tuesday, November 2 at 5:00 p.m. Eastern Time. The dial-in number for the live audio call is 1-888-684-5603 or 1-918-398-4852 with conference identification number 4666084. A live webcast of the conference call will also be available on the investor relations section of www.latticesemi.com. The Company's financial guidance will be limited to the comments on its public quarterly earnings call and the public business outlook statements contained in this press release.

Forward-Looking Statements Notice:

The foregoing paragraphs contain forward-looking statements that involve estimates, assumptions, risks and uncertainties. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Such forward-looking statements include, but are not limited to, statements relating to: our belief that we are continuing to expand our leadership product portfolio; and the statements under the heading “Business Outlook - Fourth Quarter of 2021.” Other forward-looking statements may be indicated by words such as “will,” “could,” “should,” “would,” “may,” “expect,” “plan,” “project,” “anticipate,” “intend,” “forecast,” “future,” “believe,” “estimate,” “predict,” “propose,” “potential,” “continue” or the negative of these terms or other comparable terminology.

Estimates of future revenue are inherently uncertain due to such factors such as global economic conditions which may affect customer demand, pricing pressures, competitive actions, and international trade disputes and sanctions. In addition, the COVID-19 pandemic has negatively impacted the overall economy and, as a result of the foregoing, may negatively impact our operating results for future periods. Actual gross margin percentage and operating expenses could vary from the estimates on the basis of, among other things, changes in revenue levels, changes in product pricing and mix, changes in wafer, assembly, test and other costs, variations in manufacturing yields, the failure to sustain operational improvements, and the actual amount of compensation charges due to stock price changes. Actual results may differ materially from our expectations and are subject to risks and uncertainties that relate more broadly to our overall business, including those risks more fully described in Lattice’s filings with the SEC including its Annual Report on Form 10-K for the fiscal year ended January 2, 2021, and Lattice’s quarterly reports filed on Form 10-Q. COVID-19 may increase or change the severity of our other risks reported in our Annual Report on Form 10-K for the fiscal year ended January 2, 2021. Lattice believes these and other risks and uncertainties could cause actual results to differ materially from the forward-looking statements. You should not unduly rely on forward-looking statements because actual results could differ materially from those expressed in any forward-looking statements. In addition, any forward-looking statement applies only as of the date on which it is made. The Company does not intend to update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures:

Included within this press release and the accompanying tables and notes are certain non-GAAP financial measures that supplement the Company's consolidated financial information prepared in accordance with U.S. GAAP. The non-GAAP measures presented exclude charges and adjustments primarily related to stock-based compensation and related tax effects, restructuring plans and related charges, amortization of acquired intangible assets, and the estimated tax effect of these items. These charges and adjustments are a result of periodic or non-core operating activities of the Company. The Company describes these non-GAAP financial measures and reconciles them to the most directly comparable GAAP measures in the tables and notes attached to this press release.

The Company's management believes that these non-GAAP financial measures provide an additional and useful way of viewing aspects of our performance that, when viewed in conjunction with our GAAP results, provide a more comprehensive understanding of the various factors and trends affecting our ongoing financial performance and operating results than GAAP measures alone. Management also uses these non-GAAP measures for strategic and business decision-making, internal budgeting, forecasting, and resource allocation processes and believes that investors should have access to similar data.

These non-GAAP measures are included solely for informational and comparative purposes and are not meant as a substitute for GAAP and should be considered together with the consolidated financial information located in the tables attached to this press release.

About Lattice Semiconductor Corporation:

Lattice Semiconductor (NASDAQ: LSCC) is the low power programmable leader. We solve customer problems across the network, from the Edge to the Cloud, in the growing communications, computing, industrial, automotive, and consumer markets. Our technology, long-standing relationships, and commitment to world-class support let our customers quickly and easily unleash their innovation to create a smart, secure, and connected world.

For more information about Lattice, please visit www.latticesemi.com. You can also follow us via LinkedIn, Twitter, Facebook, YouTube, WeChat, Weibo or Youku.

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Lattice Semiconductor Corporation

Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Nine Months Ended
	October 2,	July 3,	September 26,	October 2,	September 26,
	2021	2021	2020	2021	2020
Revenue	$131,911	$125,905	$103,042	$373,532	$300,947
Cost of sales	49,086	48,721	40,736	142,937	120,502
Gross margin	82,825	77,184	62,306	230,595	180,445
Operating expenses:
Research and development	28,769	27,454	22,439	80,289	66,590
Selling, general, and administrative	26,272	25,607	23,758	76,971	70,797
Amortization of acquired intangible assets	603	603	603	1,809	3,846
Restructuring	166	204	2,692	546	4,178
Total operating expenses	55,810	53,868	49,492	159,615	145,411
Income from operations	27,015	23,316	12,814	70,980	35,034
Interest expense	(661)	(702)	(792)	(2,081)	(2,914)
Other (expense) income, net	(87)	(135)	(70)	(384)	(83)
Income before income taxes	26,267	22,479	11,952	68,515	32,037
Income tax expense (benefit)	(472)	641	(655)	1,125	634
Net income	$26,739	$21,838	$12,607	$67,390	$31,403

Net income per share:
Basic	$0.20	$0.16	$0.09	$0.49	$0.23
Diluted	$0.19	$0.15	$0.09	$0.47	$0.22

Shares used in per share calculations:
Basic	136,638	136,388	135,598	136,476	134,903
Diluted	141,632	141,491	141,524	142,163	140,763

Lattice Semiconductor Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	October 2,	January 2,
	2021	2021
Assets
Current assets:
Cash and cash equivalents	$181,452	$182,332
Accounts receivable, net	79,606	64,581
Inventories, net	66,105	64,599
Other current assets	24,596	22,331
Total current assets	351,759	333,843

Property and equipment, net	37,261	39,666
Operating lease right-of-use assets	24,822	22,178
Intangible assets, net	5,643	6,321
Goodwill	267,514	267,514
Deferred income taxes	563	577
Other long-term assets	17,277	9,968
	$704,839	$680,067

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$36,323	$27,530
Accrued expenses	24,518	21,411
Accrued payroll obligations	25,365	18,028
Current portion of long-term debt	17,163	12,762
Total current liabilities	103,369	79,731

Long-term debt, net of current portion	145,057	157,934
Long-term operating lease liabilities, net of current portion	20,407	18,906
Other long-term liabilities	43,106	39,069
Total liabilities	311,939	295,640

Stockholders' equity	392,900	384,427
	$704,839	$680,067

Lattice Semiconductor Corporation

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Nine Months Ended
	October 2,	September 26,
	2021	2020
Cash flows from operating activities:
Net income	$67,390	$31,403
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation expense	32,624	30,228
Depreciation and amortization	17,839	19,263
Other non-cash adjustments	5,083	4,663
Net changes in assets and liabilities	(6,873)	(16,599)
Net cash provided by (used in) operating activities	116,063	68,958
Cash flows from investing activities:
Capital expenditures	(7,118)	(9,781)
Other investing activities	(9,534)	(6,850)
Net cash provided by (used in) investing activities	(16,652)	(16,631)
Cash flows from financing activities:
Proceeds from long-term debt	—	50,000
Repayment of long-term debt	(8,750)	(26,250)
Repurchase of common stock	(55,126)	—
Net cash flows related to stock compensation exercises	(36,347)	(12,789)
Net cash provided by (used in) financing activities	(100,223)	10,961
Effect of exchange rate change on cash	(68)	899
Net increase in cash and cash equivalents	(880)	64,187
Beginning cash and cash equivalents	182,332	118,081
Ending cash and cash equivalents	$181,452	$182,268

Supplemental disclosure of cash flow information and non-cash investing and financing activities:
Interest paid	$1,755	$2,849
Income taxes paid, net of refunds	$2,842	$2,317

Lattice Semiconductor Corporation

Supplemental Historical Financial Information

(unaudited)

	Three Months Ended
	October 2,	July 3,	September 26,
	2021	2021	2020
Balance Sheet Information
A/R Days Revenue Outstanding (DSO)	55	52	65
Inventory Days (DIO)	123	123	133

Revenue% (by Geography)
Asia	75%	77%	77%
Americas	15%	14%	15%
Europe (incl. Africa)	10%	9%	8%

Revenue% (by End Market)
Communications and Computing	42%	42%	43%
Industrial and Automotive	45%	45%	41%
Consumer	10%	10%	10%
Licensing and Services	3%	3%	6%

Revenue% (by Channel)
Distribution	90%	88%	82%
Direct	10%	12%	18%

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	October 2,	July 3,	September 26,
	2021	2021	2020

Gross Margin Reconciliation
GAAP Gross margin	$82,825	$77,184	$62,306
Stock-based compensation - gross margin (1)	1,056	995	1,022
Non-GAAP Gross margin	$83,881	$78,179	$63,328

Gross Margin % Reconciliation
GAAP Gross margin %	62.8%	61.3%	60.5%
Cumulative effect of non-GAAP Gross Margin adjustments	0.8%	0.8%	1.0%
Non-GAAP Gross margin %	63.6%	62.1%	61.5%

Research and Development Expense % (R&D Expense %) Reconciliation
GAAP R&D Expense %	21.8%	21.8%	21.8%
Stock-based compensation - R&D (1)	(3.0)%	(3.4)%	(2.8)%
Non-GAAP R&D Expense %	18.8%	18.4%	19.0%

Selling, General, and Administrative Expense % (SG&A Expense %) Reconciliation
GAAP SG&A Expense %	19.9%	20.3%	23.1%
Stock-based compensation - SG&A (1)	(5.1)%	(5.7)%	(7.1)%
Non-GAAP SG&A Expense %	14.8%	14.6%	16.0%

Operating Expenses Reconciliation
GAAP Operating expenses	$55,810	$53,868	$49,492
Stock-based compensation - operations (1)	(10,704)	(11,533)	(10,189)
Amortization of acquired intangible assets	(603)	(603)	(603)
Restructuring and other charges	(701)	(204)	(2,692)
Non-GAAP Operating expenses	$43,802	$41,528	$36,008

Income from Operations Reconciliation
GAAP Income from operations	$27,015	$23,316	$12,814
Stock-based compensation - gross margin (1)	1,056	995	1,022
Stock-based compensation - operations (1)	10,704	11,533	10,189
Amortization of acquired intangible assets	603	603	603
Restructuring and other charges	701	204	2,692
Non-GAAP Income from operations	$40,079	$36,651	$27,320

Income from Operations % Reconciliation
GAAP Income from operations %	20.5%	18.5%	12.4%
Cumulative effect of non-GAAP Gross Margin and Operating adjustments	9.9%	10.6%	14.1%
Non-GAAP Income from operations %	30.4%	29.1%	26.5%

(1)	The non-GAAP adjustments for Stock-based compensation include related tax expenses.

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	October 2,	July 3,	September 26,
	2021	2021	2020

Income Tax Expense (Benefit) Reconciliation
GAAP Income tax expense (benefit)	$(472)	$641	$(655)
Estimated tax effect of non-GAAP adjustments (2)	183	(33)	478
Non-GAAP Income tax expense (benefit)	$(289)	$608	$(177)

Net Income Reconciliation
GAAP Net income	$26,739	$21,838	$12,607
Stock-based compensation - gross margin (1)	1,056	995	1,022
Stock-based compensation - operations (1)	10,704	11,533	10,189
Amortization of acquired intangible assets	603	603	603
Restructuring and other charges	701	204	2,692
Estimated tax effect of non-GAAP adjustments (2)	(183)	33	(478)
Non-GAAP Net income	$39,620	$35,206	$26,635

Net Income Per Share Reconciliation
GAAP Net income per share - basic	$0.20	$0.16	$0.09
Cumulative effect of Non-GAAP adjustments	0.09	0.10	0.11
Non-GAAP Net income per share - basic	$0.29	$0.26	$0.20

GAAP Net income per share - diluted	$0.19	$0.15	$0.09
Cumulative effect of Non-GAAP adjustments	0.09	0.10	0.10
Non-GAAP Net income per share - diluted	$0.28	$0.25	$0.19

Shares used in per share calculations:
Basic	136,638	136,388	135,598
Diluted	141,632	141,491	141,524

(1)	The non-GAAP adjustments for Stock-based compensation include related tax expenses.
(2)	We calculate non-GAAP tax expense by applying our tax provision model to year-to-date and projected income after adjusting for non-GAAP items. The difference between calculated values for GAAP and non-GAAP tax expense has been included as the “Estimated tax effect of non-GAAP adjustments.”